Supplemental Agreement No.25 (CSN/B USrrRA/03/C007)

This Supplemental Agreement is made on the 29 November 2004.

This Supplemental Agreement is made between China Digital satNet Limited ("CSN") and Digital Network Alliance (HK) Limited ("DNA") and supplemental to the Service Agreement No. CSN/BUS/TRA/03/C007 (" the Service Agreement "). CSN and DNA agreed to the following amendments under the Service Agreement as follows:

I.

CSN shall provide Internet Backbone Access via Satellite and SCPC Services with SinoSat-l C-band capacity (DYB/IP+SCPC return channel) and CSN teleport service.

The services are as follows:

2.

All terms used herein and not otherwise defined are used as defined in the Service Agreement.

3.

This Supplemental Agreement forms part of the Service Agreement. Save as provided herein, all terms and conditions set out in the Service Agreement shall remain in full force and effect and binding on the parties.

4.

Upon the expiry of the Service Period, the Services shall be automatically renewed on a monthly basic unless otherwise stated.

5.

A clear picture for the summary of bandwidth subscribed by DNA is attached herewith as Annex 25-1 for the purpose of easy calculation.

1.1.
Customer ID Original	Present	Increased	Effective	Mbps/	Increased	Total Monthly
Bandwidth Bandwidth Bandwidth	Date	Monthly	Service Fee Service Fee
(kbps)	(kbps)	(kbps)	Service Fee	/Monthly
Xwys-002	0	1024	1024	2004111/27	2350
MCI-IP	10	10	0	2004111/06	835
DVB	lOCIRlOO% 20CIRlOO% lOCIRlOO%	2004/12/01	1800
DVB	IOCIR25%	0	0	2004/12/0 I	0	USD-7.000	USDO
1.2.	Installation charge is HK$ 3,990.00 for the one month notice charge for the previous Wharf T&T's Local Loop Charge. CSN and DNA agreed to shared this charge and DNA shall pay HK$1,995
1.3.	CSN and DNA agreed that DNA will pay USD1.800 per MBps (1 Dee, 2004) and take
charge	of the full	DVB	IP	platform	which	is	20Mbps	CIR100%	DVB	rate
(QPSK.FEC==7/8, 20.5Mhz ,about 21Mbps). with the exception of the 1Mbps DVB that
CSN keeps it only for bandwidth control and testing by SINO request. This price will be reviewed in March 2005 and adjust it to a target of USD 2000 per mbps or reduce the
DVB pool size or DNA would have migrated a few bigger customers to the new 8psk platform.

TN WITNESS whereof the parties have caused this Supplemental Agreement to be executed the date and year first above written.

Name: Terence Yap Title: Director

ANNEX2S-1 (BUSrrRA/03/C007)

3.

Summary of Bandwidth Subscribed bv DNA lementa A reement No.25 dated 29 November. 2004

This annex outlines all the charges listed in Contract No. BUS/TRA/03/C007 including that of the supplemental agreements. It would be updated from time to time according to the changes of the services and would be attached to every supplemental agreement. In this connection, both parties agree to base on this annex for calculation and payment. Other terms and conditions remain unchanged.

	scpe Return Channel
Supporting Doc	Customer ID	Locations	Bandwidth	Expiry	Charge (US$)
			(Kbps)	Term
Supplementary Agt No. 19	CirclcCol11	Indo => HK	1536/640	Monthly	$4,993.75
Supplementary Agt No. 23	Ind-Jak	Indo => HK	512	Monthly	$1,175.00
Supplementary Agt No. 17	Ind-MK	Indo => HK	320	Monthly	$734.38
Supplementary Agt No. 23	Ind-Sura	Indo => HK	256	Monthly	$587.50
Supplementary Agt No. 16	DK-Ecom	Bang ~ HK	1664/1408	27/11/2004	$7,050.00
Supplementary Agt No 16		Mongolia-HK	256/256	25/03/2004	$1,175.00
Supplementary Agt No. 24	Ind-Bali	Indo => HK	896	13/ II /2004	$2,056.25
Supplementary Agt No.21	Aceh	Ind=>HK	128	Monthly	$293.75
Supplementary Agt No.23	Bangladesh	Bang~HK	320/416	Monthly	$1,689.00
Supplementary Agt No.24	X ways	Bang~ HK	256/256	Monthly	$1,175.00
Supplementary Agt NO.25	Xways-2	Bang~HK	1024/ I 024	Monthly	$4,700.00
TOTAL BANDWIDTH			I 1.1 68Kbps (10.91 Mbps)
					$25,630.00
TOTAL MONTHLY CHARGE
		DVB Carrier
		Bandwidth	Expiry Term		Charge (US$)
Supporting Doc
		(Mbps)
		20	Three Months		$36,000
Supplementary Agt NO.25
	I	CIR 100%

	Internet backbone (UUlink)
Supporting Doc	Bandwidth	Expiry Term	Charge (HK$)
	(Mbps)
Supplementary Agt No. 25	10	Six Months	$8350
TOTAL	to (tOPVC)		HK$8350

NB: Upon the expiry of the Service Period, the Services shall be automatically renewed on a monthly basis except for the basic DVB Carrier service which is to be renewed according to prior approval by both parties .